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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2009


                                West Marine, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                     0-22512                77-0355502
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  (State or other           (I.R.S. Employer          (Commission File Number)
   jurisdiction of           Identification No.)
   incorporation)



                               500 Westridge Drive
                          Watsonville, California 95076
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           (Address of principal executive offices, including zip code)



                                 (831) 728-7200
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


On November 2, 2009, William U. Westerfield informed us that he will not be standing for re-election as a director at our 2010 annual meeting of stockholders. Mr. Westerfield had no disagreements with West Marine's management or the board of directors on any matters relating to our operations, policies or practices. Mr. Westerfield will continue to serve as a director and a member of our audit committee until the 2010 annual meeting.

At a board of directors meeting next week, we expect the governance and compensation committee to nominate Barbara Rambo to become a member of our board of directors. Ms. Rambo served as an advisor to our board of directors from September 2008 to November 6, 2009. Ms. Rambo previously served as Vice Chair of Nietech Corporation, a payments technology company, from October 2006 to October 2009 and served as president and chief executive officer of Nietech from November 2002 until October 2006. Prior to joining Nietech, Ms. Rambo served as Chairman of the board of directors of OpenClose Technologies, Inc., a financial services company, from July 2001 to December 2001, as president and chief executive officer of OpenClose Technologies from January 2000 to June 2001, and as a director from January 2000 through March 2002. Previously, Ms. Rambo held several executive positions with Bank of America, most recently as group executive vice president and head of national commercial banking.
Ms. Rambo is a director of Pacific Gas and Electric Company and PG&E Corporation. She is also a director of UnionBanCal Corporation, the holding company of Union Bank of California. Ms. Rambo holds an M.B.A. in finance from New York University and a B.A. in international affairs from the College of William and Mary.











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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         WEST MARINE, INC.



Dated: November 6, 2009                  By: /s/ Pamela J. Fields
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                                             Pamela J. Fields
                                             Secretary and General Counsel